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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                --------------


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported) - September 23, 1999


                              FLORIDA BANKS, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Florida                                 0-24683                              58-2364573
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(State or Other Jurisdiction              (Commission File Number)                  (IRS Employer or
    of Incorporation)                                                              Identification No.)


   5210 Belfort Road, Suite 310, Jacksonville, FL                      32256
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     (Address of Principal Executive Offices)                       (Zip Code)



(Registrant's Telephone Number, Including Area Code)              (904) 332-7772
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                                 Not Applicable
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         (Former Name or Former Address; if Changed Since Last Report)


                               Page 1 of 4 pages.
                            Exhibit Index at Page 2.







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Item 5.        Other Events.

     On September 23, 1999, Florida Banks, Inc. announced that its Board of Directors has authorized a stock repurchase program covering up to 10% of its outstanding common stock. The press release is attached as an exhibit to this Form 8-K.


Item 7.        Financial Statement and Exhibits.

               (c)   Exhibits.


                                                            Sequential
Exhibit No.                   Description                   Page Number
-----------                   -----------                   -----------

    99          Press Release dated September 23, 1999








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                                   SIGNATURE





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



September 24, 1999                 By:  /s/ Charles E. Hughes, Jr.
                                       -----------------------------
                                          Charles E. Hughes, Jr.
                                          President and Chief Executive Officer